September 7, 2010

VIA EDGAR

Securities and Exchange Commission

Division of Investment Management

100 F Street, NE

Washington, DC 20549

RE:	Northwestern Mutual Variable Life Account I

EDGAR CIK No. 0000742277; File No. 811-3989

Northwestern Mutual Variable Life Account II

EDGAR CIK No. 0001359314; File No. 811-21933

Dear Sir or Madam:

On behalf of Northwestern Mutual Life Insurance Company and Northwestern Mutual Variable Life Account and Northwestern Mutual Life Account II (“Registrants” or the “Accounts”) we hereby submit, pursuant to Rule 30b2-1 under the Investment Company Act of 1940 (the “1940 Act”), that the Accounts’ semi-annual report for the period ending June 30, 2010 has been transmitted to policy owners as required by Rule 30e-2 under the 1940 Act.

The following semi-annual reports were filed with the Commission via EDGAR on the date indicated below and are incorporated herein by reference:

Underlying Investment Company	CIK No.	Date Filed	Registration No.
Northwestern Mutual Series Fund, Inc.	0000742212	9/3/2010	811-03990
Fidelity VIP Mid Cap Portfolio	0000927384	8/26/2010	811-07205
Russell Investment Funds	0000824036	8/30/2010	811-05371

Some of the investment companies above (or series thereof) may not be available under every policy offered by a Registrant.

This filing will also include any other materials required to be filed, if any.

Please direct any questions or comments regarding this filing to the undersigned at 414-665-2418.

Sincerely,

/s/ Barbara Courtney

Barbara Courtney

Director—Mutual Fund Accounting

The Northwestern Mutual Life Insurance Company  •  720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202-4797  •  414 271 1444

The Northwestern Mutual Life Insurance Company

VariableLife

June 30, 2010

Semi-Annual Reports

Northwestern Mutual Variable Life Account

Northwestern Mutual Variable Life Account II

Optimized to contain one or more of the following:*

- Northwestern Mutual Series Fund, Inc.
- Fidelity® VIP Mid Cap Portfolio
- Russell Investment Funds

*See Table of Contents for more information and a list of Prospectus supplements and shareholder notices included herein.

Northwestern Mutual®

90-1899 (0786) (REV 0710)

The Northwestern Mutual Life Insurance

Company (Northwestern Mutual)

How To Get More Information

Northwestern Mutual Express:

1-800-519-4665

Get up-to-date information about your policy at your convenience with your policy number and your Personal Identification Number (PIN). Call toll-free to review policy values and request a change to the allocations of your existing assets or future premiums/dividends.

Information on the Internet:

Northwestern Mutual Financial Network

www.northwesternmutual.com

To obtain current performance information and information about Northwestern Mutual, visit us on our Web site. You can also visit us at our customer service section from our Web site for information on policy values and current fund performance. This site also allows you to view past confirmation and policy statements, as well as transfer funds online.

To sign up for this service please call 1-866-424-2609 between 7 a.m. - 6 p.m. Central Time Monday - Friday. As always, your Investment Services representative of the Northwestern Mutual Financial Network is available to answer any questions you have about your variable life insurance policy or any of our products.

For inforce policy service on Variable CompLife, Custom Variable Universal Life, and Variable Whole Life, please call 1-866-424-2609, between 7 a.m. - 6 p.m. Central Time Monday - Friday.

For inforce policy service on Variable Executive Life, Variable Joint Life, Executive Variable Universal Life, and Survivorship Variable Universal Life, please call

1-866-464-3800, between 7:30 a.m. and 5:00 p.m. Central Time Monday - Friday.

Mason Street Advisors, LLC is the principal investment adviser for all the Portfolios of the Northwestern Mutual Series Fund, Inc. Mason Street Advisors has engaged and oversees sub-advisers who provide day-to-day management for certain of the Series Fund Portfolios. Each sub-adviser may be replaced without the approval of shareholders. Please see the Series Fund prospectus for more information.

Contents

Northwestern Mutual Series Fund, Inc. - Semi-Annual Report

Fidelity® VIP Mid Cap Portfolio - Semi-Annual Report (This report follows the end of the Northwestern Mutual Series Fund, Inc. report)

Russell Investment Funds - Semi-Annual Report (This report follows the end of the Fidelity® VIP Mid Cap Portfolio)

Prospectus Supplements and Shareholder Notices

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

Northwestern Mutual®

P.O. Box 3095
Milwaukee, WI 53201-3095

PRSRT STD
US POSTAGE
PAID
NORTHWESTERN
MUTUAL

This booklet contains information about the Northwestern Mutual variable insurance products and the mutual funds identified on the front cover. The mutual funds correspond with the investment divisions available under the variable insurance product ("Product"). **The information is prepared for Product owners and does not represent an offer of the Product, nor should it be used in connection with any offer, except when accompanied or preceded by the current Product prospectus and the mutual fund prospectuses, which contain detailed information about mutual fund investment objectives and operations, applicable fees, expenses and sales charges. Prospectuses may be obtained by calling the telephone number or visiting the website address listed below. You should read and carefully consider this information before you invest or send money.** The mutual fund reports are prepared from the books and records of the funds. Discussions of investment performance in the reports represent the views of the funds' portfolio managers as of the dates of the reports. They are not guarantees of investment results, nor should they be relied upon as investment advice or indications of current or future trading strategies of the portfolio managers. Portfolio manager views and security holdings are subject to change at any time.

NMIS is a member of Financial Industry Regulatory Authority (FINRA) and is accordance with the Investor Education and Protection Rule, we are providing our clients information regarding FINRA BrokerCheck, a free resource available to investors. An investor brochure describing FINRA BrokerCheck may be obtained online from FINRA's Web site at www.finra.org or by contacting the FINRA BrokerCheck Hotline at 800-289-9999.

The Northwestern Mutual Life Insurance Company (Northwestern Mutual), 1-866-424-2609, www.northwesternmutual.com

Product Distributor: **Northwestern Mutual Investment Services, LLC (NMIS)**, Suite 600, 611 East Wisconsin Avenue, Milwaukee, WI 53202-4797, 1-866-664-7737, member FINRA and SIPC

The Northwestern Mutual
Life Insurance Company • Milwaukee,WI
www.northwesternmutual.com

90-1899 (0786) (REV 0710)